                                                                  Exhibit 10.13


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT


     THIS SECOND AMENDMENT (this "Amendment") to the Amended and Restated Loan Agreement is entered into as of the 20th day of December, 1996, by and between Borror Corporation (the "Borrower"), and The Huntington National Bank, (herein "Huntington"), NBD Bank, a Michigan chartered bank (herein "NBD"), National City Bank, Columbus (herein "NCB"), and KeyBank National Association, formerly known as Society National Bank ("Society") as lenders (Huntington, NBD, NCB, and Society each is herein referred to separately as a "Bank" and collectively as the "Banks") and Huntington, as agent for the Banks (herein the "Agent").

                                    RECITALS:

     A. As of August 3, 1995, the Borrower, the Agent, the Banks and NBD Bank, an Ohio chartered bank executed a certain Amended and Restated Loan Agreement, which was amended by a certain Consent and Modification dated as of December 14, 1995, a certain First Amendment to Amended and Restated Loan Agreement dated as of March 19, 1996, and a certain Consent and Modification dated as of April 9, 1996 (collectively the "Loan Agreement"), setting forth the terms of certain extensions of credit to the Borrower; and

     B. As of February 23, 1996, NBD Bank, an Ohio chartered bank, assigned all of its right, title, and interest in the NBD Note and the Loan Documents (as defined below) to NBD; and

     C. As of August 3, 1995, the Borrower executed and delivered to Huntington, inter alia, a revolving note in the original principal sum of Thirty Five Million Six Hundred Forty Thousand Dollars ($35,640,000.00) (hereinafter the "Huntington Note"); and

     D. As of August 3, 1995, the Borrower executed and delivered to NBD, inter alia, a revolving note in the original principal sum of Twenty Four Million Thirty Thousand Dollars ($24,030,000.00) (hereinafter the "NBD Note"); and

     E. As of August 3, 1995, the Borrower executed and delivered to NCB, inter alia, a revolving note in the original principal sum of Seventeen Million Eight Hundred Twenty Thousand Dollars ($17,820,000.00) (hereinafter the "NCB Note"); and

     F. As of August 3, 1995, the Borrower executed and delivered to Society, inter alia, a revolving note in the original principal sum of Twelve Million Five Hundred Ten Thousand Dollars ($12,510,000.00) (hereinafter the "Society Note") (the Huntington Note, the NBD Note, the NCB Note and the Society Note are hereinafter collectively referred to as the "Notes"); and

     G. In connection with the Loan Agreement and the Notes and at various other times, the Borrower executed and delivered to the Agent and the Banks certain other loan documents, a standby letter of credit reimbursement agreement, open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Notes and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

     H. The Borrower has requested that the Agent and the Banks amend and modify certain terms and covenants in the Loan Agreement, and the Agent and the Banks are willing to do so upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     2. Section 1.3, "MATURITY OF THE REVOLVING LOANS," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          1.3  Maturity of the Revolving Loans.

               Subject to the terms and conditions of this Agreement, the Company's right to obtain advances under the Revolving Loans shall terminate on June 30, 1998, or on such later date that the Revolving Loans or any portion thereof may be extended in writing by the respective Bank or Banks. Beginning on or before May 30, 1996, and continuing on each May 30 thereafter (the "Annual Review Date"), the Banks, or any of them up to the amount of such Bank's Loan Commitment, in the sole discretion of such Bank, may elect to extend the Company's right to obtain advances under the Revolving Loans for a one year period from June 30, 1998, or any extended maturity date of the Revolving Loans (the "Maturity Date") by providing notice to the Company of such election on or before the Annual Review Date, provided, however, the failure of any Bank to provide notice under this Section 1.3 shall not be deemed to constitute such Bank's agreement to extend the Maturity Date with respect to the Revolving Loans.

     3. Section 1.4, "LETTERS OF CREDIT," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          1.4  Letters of Credit.

               Subject to the terms and conditions of this Agreement, the Company's right to obtain issuance of the Letters of Credit shall terminate on June 30, 1998, or on such later date that the Letters of Credit or any portion thereof may be extended in writing by the respective Bank or Banks. Beginning on or before May 30, l996, and continuing on each Annual Review Date thereafter, the Banks, or any of them up to the amount of such Bank's Loan Commitment Percentage, in the sole discretion of such Bank, may elect to extend the Company's right to obtain issuance of Letters of Credit for a one year period from the then existing Maturity Date, by providing notice to the Company of such election on or before the Annual Review Date, provided, however, the failure of any Bank to provide notice under this Section 1.3 shall not be deemed to constitute such Bank's agreement to extend the Maturity Date with respect to the Letters of Credit. Each Bank severally, and not jointly, up to such Bank's Loan Commitment Percentage, subject to the terms and conditions of this Agreement, shall purchase an absolute, unconditional individual participation interest in the Letters of Credit.

     4. Section 10.14, "RATIO OF UNCOMMITTED LAND HOLDINGS TO TANGIBLE NET WORTH," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          10.14     Ratio of Uncommitted Land Holdings to Tangible
                    Net Worth.

               The Company shall maintain at all times a ratio of Uncommitted Land Holdings to Tangible Net Worth of not greater than 1.75 to 1.00. "Uncommitted Land Holdings" shall mean the sum of all of the following, valued at cost or market: (i) Real Estate Held for Development, (ii) Lots Under Development, (iii) Developed Lots, (iv) Land Deposits, (v) Noncancellable Land Commitments, and (vi) all real estate deposits, and noncancellable land purchase commitments which would constitute Real Estate Held For Development, Developed Lots, Lots Under Development Land Deposits, or Noncancellable Land Commitments, but for the fact that such items are owned by Approved Joint Ventures (only to the extent of the Company's net equity investment in such Approved Joint Ventures). "Land Deposits" shall mean the sum of down payments, deposits, or other funds paid pursuant to noncancellable, bona fide, arm's length contracts for the purchase of real property by the Company. "Noncancellable Land Commitments" shall mean the amount of the Company's obligations with respect to the unpaid purchase price of noncancellable contracts for the purchase of real property by the Company.

     5. Section 10.25, "REAL ESTATE ACQUISITIOn," of the Loan Agreement is hereby deleted in its entirety.

     6. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of December 20, 1996, upon satisfaction of all of the following conditions precedent:

     (a) The Agent shall have received six duly executed copies of the Second Amendment to Amended and Restated Loan Agreement and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Agent and its counsel; and

     (b) The representations contained in paragraph 7 below shall be true and accurate.

     7. REPRESENTATIONS. The Borrower represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or Specified Potential Default.

     8. AMENDMENT TO LOAN AGREEMENT. (a) Upon the effectiveness of Section 2 through Section 5 hereof, each reference in the Loan Agreement to "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Agent and/or the Banks may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Agent's or Banks' rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Agent and/or the Banks, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

     9. AUTHORITY. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the Borrower has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Borrower or any law applicable to the Borrower or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Borrower; and (d) this Amendment constitutes a valid and legally binding obligation upon the Borrower in every respect.

     10. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

     11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have hereunto set their hands as of the date first set forth above.


                              THE BORROWER:

                              BORROR CORPORATION

                              By:
                                 ------------------------------------

                              Its:
                                 -------------------------------------

                              THE BANKS:

                              THE HUNTINGTON NATIONAL BANK


                              By:
                                 -------------------------------------

                              Its:
                                 -------------------------------------

                              NBD BANK, a Michigan chartered bank


                              By:
                                 -------------------------------------

                              Its:
                                 -------------------------------------


                              NATIONAL CITY BANK, COLUMBUS


                              By:
                                 -------------------------------------

                              Its:
                                 -------------------------------------


                              KEYBANK NATIONAL ASSOCIATION
                              formerly known as Society National Bank


                              By:
                                 -------------------------------------

                              Its:
                                 -------------------------------------


                              THE AGENT:

                              THE HUNTINGTON NATIONAL BANK


                              By:
                                 -------------------------------------

                              Its:
                                 -------------------------------------

                                                                EXECUTION COPY


                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDMENT (this "Amendment") to the Amended and Restated Loan Agreement is entered into as of the _____ day of March, 1996, by and between Borror Corporation (the "Borrower"), and The Huntington National Bank, (herein "Huntington"), NBD Bank, a Michigan chartered bank (herein "NBD"), National City Bank, Columbus (herein "NCB"), and Society National Bank ("Society") as lenders (Huntington, NBD, NCB, and Society each is herein referred to separately as a "Bank" and collectively as the "Banks") and Huntington, as agent for the Banks (herein the "Agent").

                                    RECITALS:

     A. As of August 3, 1995, the Borrower, the Agent and the Banks and NBD Bank, an Ohio chartered bank executed a certain Amended and Restated Loan Agreement, which was modified by a certain Consent and Modification dated as of December ____, 1995 (collectively the "Loan Agreement"), setting forth the terms of certain extensions of credit to the Borrower; and

     B. As of February 23, 1996, NBD Bank, an Ohio chartered bank, assigned all of its right, title, and interest in the NBD Note and the Loan Documents (as defined below) to NBD; and

     C. As of August 3, 1995, the Borrower executed and delivered to Huntington, inter alia, a revolving note in the original principal sum of Thirty Five Million Six Hundred Forty Thousand Dollars ($35,640,000.00) (hereinafter the "Huntington Note"); and

     D. As of August 3, 1995, the Borrower executed and delivered to NBD, inter alia, a revolving note in the original principal sum of Twenty Four Million Thirty Thousand Dollars ($24,030,000.00) (hereinafter the "NBD Note"); and

     E. As of August 3, 1995, the Borrower executed and delivered to NCB, inter alia, a revolving note in the original principal sum of Seventeen Million Eight Hundred Twenty Thousand Dollars ($17,820,000.00) (hereinafter the "NCB Note"); and

     F. As of August 3, 1995, the Borrower executed and delivered to Society, inter alia, a revolving note in the original principal sum of Twelve Million Five Hundred Ten Thousand Dollars ($12,510,000.00) (hereinafter the "Society Note") (the Huntington Note, the NBD Note, the NCB Note and the Society Note are hereinafter collectively referred to as the "Notes"); and

     G. In connection with the Loan Agreement and the Notes and at various other times, the Borrower executed and delivered to the Agent and the Banks certain other loan documents, a standby letter of credit reimbursement agreement, open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Notes and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

     H. The Borrower has requested that the Agent and the Banks amend and modify certain terms and covenants in the Loan Agreement, and the Agent and the Banks are willing to do so upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     2. Section 10.7, "OPERATING LEASE RENTALS," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          10.7     Operating Lease Rentals (Excluding Models).

               Except for and excluding operating lease rentals in connection with (a) the rental of Model Homes/Dominion, and Model Homes/Tradition and (b) the rental of furniture and furnishings located in Model Homes/Dominion and Model Homes/Tradition (the "Model Home Leases" and the "Model Furniture Rentals"), the Company will not without the prior written approval of the Agent enter into operating leases providing in the aggregate for annual rentals which exceed $750,000.00.

     3. Section 10.13, "TANGIBLE NET WORTH," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          10.13    Tangible Net Worth.

               At all times, the Company shall maintain a Tangible Net Worth of not less than the following amounts for the following specified periods: (a) from the date of this Agreement through and including December 31, 1995, not less than $28,000,000.00; (b) beginning January 1, 1996, and continuing through and including September 29, 1996, not less than $27,000,00.00; (c) beginning September 30, 1996, and continuing through and including December

          31, 1996, not less than the greater of (i) $27,500,000.00 or (ii) the sum of (A) $27,000,000.00 PLUS (B) an amount equal to 75% of the Company's net income after taxes for the period January 1, 1996, through September 30, 1996; (d) beginning December 31, 1996, and continuing at all times thereafter not less than the greater of (i) $29,000,000.00 or (ii) the sum of (A) $27,000,000.00 plus (B) an amount equal to 75% of the Company's net income after taxes for the Fiscal Year ending December 31, 1996. "Tangible Net Worth" shall mean Company's shareholders' equity, MINUS the sum of all the following:
          (i) the excess of cost over the value of net assets of purchased businesses, rights, and other similar intangibles, (ii) organization expenses, (iii) intangible assets (to the extent not reflected in the foregoing), (iv) goodwill, (v) deferred charges or deferred financing costs, (vi) loans or advances to and/or accounts or notes receivable from affiliates, (except for any loans or advances from the Company to Borror Realty Company, which in the aggregate, do not exceed the sum of $200,000.00) and (vii) non-compete agreements.


     4. Section 10.23, "NO LOSSES," of the Loan Agreement is hereby amended to recite in its entirety as follows:

          10.23.    No Losses.

               Beginning with the quarter ending June 30, 1995, and continuing as of the end of each quarter thereafter, the Company shall not incur an Adjusted Loss in any five consecutive fiscal quarters ending on the date of determination. "Adjusted Loss" shall mean with respect to any fiscal quarter, if the Company's (a) net income before taxes as determined in accordance with GAAP, MINUS (b) the sum of all extraordinary gains (and any unusual gains arising outside the ordinary course of business not included in extraordinary gains determined in accordance with GAAP), is less than $1.00.

     5. A new Section 10.26, entitled "OPERATING LEASES - MODELS," shall be added to the Loan Agreement and shall recite in its entirety as follows:

          10.26. Operating Leases - Models.
          The Company will not, without the prior written approval of the Agent enter into Model Home Leases or Model Furniture Rentals providing in the aggregate for annual rentals which exceed the aggregate sum of $450,000.00.

     6. Conditions of Effectiveness. This Amendment shall become effective as of March_____, 1996, upon satisfaction of all of the following conditions precedent:

     (a) The Agent shall have received six duly executed copies of the First Amendment to Amended and Restated Loan Agreement and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Agent and its counsel; and

     (b) The representations contained in paragraph 8 below shall be true and accurate.

     (c)  The Agent shall have received the Amendment Fee.

     7. Amendment Fee. On or prior to the date of this Amendment, the Company agrees to pay to the Agent for the benefit of the Banks an amendment fee of $75,000.00, which fee shall be shared by the Banks on a pro rata basis.

     8. REPRESENTATIONS. The Borrower represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or Specified Potential Default.

     9. AMENDMENT TO LOAN AGREEMENT. (a) Upon the effectiveness of Section 2 through Section 5 hereof, each reference in the Loan Agreement to "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Agent and/or the Banks may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Agent's or Banks' rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Agent and/or the Banks, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

     10. AUTHORITY. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the Borrower has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Borrower or any law applicable to the Borrower or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Borrower; and (d) this Amendment constitutes a valid and legally binding obligation upon the Borrower in every respect.

     11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

     12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have hereunto set their hands as of the date first set forth above.


                              THE BORROWER:

                              BORROR CORPORATION


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------

                              THE BANKS:

                              THE HUNTINGTON NATIONAL BANK


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------


                              NBD BANK, a Michigan chartered bank


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------


                              NATIONAL CITY BANK, COLUMBUS


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------


                              SOCIETY NATIONAL BANK


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------


                              THE AGENT:

                              THE HUNTINGTON NATIONAL BANK


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------